UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report December 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	—	NRICX	—	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FREGX	FARCX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 21, 2014

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Portfolio Managers’ Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been the lead portfolio manager and John G. Wenker has been the co-portfolio manager since its inception in 2007. Tryg T. Sarsland was added as a co-portfolio manager to the Fund in December 2012. For the Nuveen Real Asset Income Fund, Jay has been the lead portfolio manager, while John and Jeffrey T. Schmitz, CFA, have co-managed the Fund since its inception in 2011. For the Nuveen Real Estate Securities Fund, John assumed portfolio management responsibilities in 1999, while Jay joined John as a lead portfolio manager of the Fund in 2005 and has served in that capacity since. In addition, co-portfolio manager Scott C. Sedlak joined the Nuveen Real Estate Securities Fund’s management team in 2011. On the following pages, the portfolio management teams for these Funds discuss economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended December 31, 2013.

Shareholders should note that beginning January, 2014, the Nuveen Real Asset Income Fund began declaring a daily dividend that will be distributed to Shareholders on or near the first business day of the following month.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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Portfolio Managers’ Comments (continued)

down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% and the Dow Jones Industrial Average gained 29.65% during the reporting period.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month reporting period ending December 31, 2013, the Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the S&P Global Infrastructure Index.

What strategies were used to manage the Fund during this twelve-month reporting period? How did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the twelve-month reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

6	Nuveen Investments

Over the twelve-month reporting period, the Fund benefited from strong stock selection and favorable weightings in several sectors, particularly electric utilities, master limited partnerships (MLPs), water and pipelines. The Fund’s returns were also aided by our long-term strategy to execute a great deal of caution in owning securities from regions where political, fiscal or monetary uncertainty is prominent. During the reporting period, this strategy was helpful in avoiding the electric utilities and water sectors in the U.K. as well as electric utilities in Brazil. We also continued to underweight European economies as political risk remained elevated in that region as it relates to infrastructure, especially in the energy and utility areas. Toll road and airport sectors contributed the most to the Fund’s modest underperformance versus the S&P Global Infrastructure Index. The Fund’s results were hindered by underweights to both of these sectors, as airports and toll roads were two of the stronger performing areas of the benchmark during the reporting period. A small cash position in a strongly advancing market environment was also a drag on the Fund’s return.

Electric utilities was the strongest relative performer as the Fund had a significant underweight in the sector, given our belief that growth and more pro-cyclical areas were likely to earn investor favor in an interest rate environment that was trending higher. We reduced the Fund’s exposure in the regulated electric utilities sector, which looked to have more potential downside risk as these names had not sold off as much as other interest rate sensitive names. We believed the Fund would have better total return investment opportunities in other sectors and that this proved beneficial to relative performance. More specifically, we continued to benefit from our ongoing underweight in euro zone electric utilities and avoidance of Brazilian utilities. Also, we noticed the political winds changing in the U.K. as more politicians began advocating for lower retail power prices. This caused us to move to large underweights in core U.K. positions in the Fund. Within the sector, we continued to focus on investing in stable, regulated companies with long-term contracts or concessions that are not as commodity price sensitive. At the same time, we attempted to avoid exposure in companies that derive their cash flows from spot market generation, or that could be significantly impacted by political and/or regulatory uncertainty.

The MLP sector was the Fund’s second largest contributor to performance and had a significant overweight compared to the benchmark. The Fund’s positive attribution from the MLP sector was fairly evenly split between the overweight to the group as well as stock selection within it. In terms of stock selection, we continued to focus on owning companies where greater than 75% of their earnings coming from fee-based structures and without a lot of commodity price sensitivity. We found good values among some smaller-cap names where we believe the growth potential may be underestimated by the market.

Security selection in water utilities also contributed to performance, which more than offset the negative impact of the Fund’s overweight in this underperforming sector. The Fund’s most significant outperformance came from three out-of-index holdings from China and the U.S. The strongest performer was China Everbright International Limited, a Chinese waste water treatment and alternative energy company that advanced strongly during the reporting period. The company is benefiting from a growing pipeline of new projects, including waste water treatment plants and incineration projects. Another benefactor of broad policy support for environmental services in China was Beijing Enterprises Water Group Limited. While a smaller weight in the portfolio, Beijing Enterprises Water is not represented in the benchmark; therefore, its relative impact was significant given its strong performance. A position in American Water Works Company, Inc., a smaller regional water utility in the U.S., also performed well. In addition, the Fund benefited from a lower-than-historical weight in U.K. water companies, which we avoided, similar to the electric utilities sector, due to some short-term regulatory noise creating uncertainty in the segment. In the pipeline segment, the Fund’s underweight was beneficial as this sector underperformed the overall benchmark return. However, favorable security selection added even more value as the Fund benefited from exposure to many different areas, particularly two larger positions in U.S. pipeline firms. Several out-of-index holdings in Hong Kong, Italy and an underweight to Canadian pipeline firms also

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Portfolio Managers’ Comments (continued)

aided returns as regulatory delays and lower growth profiles of the larger operators in Canada hampered results, while smaller companies with higher expected growth outperformed. Within the sector, we increased weights in pipeline companies that have strong growth potential and in companies such as MLPs that will see accretion through the “drop down” of assets from parent companies.

In the more cyclical toll road sector, the Fund’s underweight to the sector, and particularly two European names that are large weights in the benchmark, hurt relative performance. The Fund had a significant underweight to the Spanish firm Abertis Infraestructuras SA due to its lofty valuation, which we believed was far overstated especially in light of the lackluster prospects for Spanish toll roads. However, Abertis Infraestructuras outperformed during the reporting period due to stock-specific technical reasons as the company continued to buy back shares, but also largely due to falling sovereign debt yields which lifted equities in general. We also had a substantial underweight to the Italian toll road company Atlantia S.p.A., which outperformed as Italian traffic numbers provided an upside surprise during the reporting period. In addition, a position in Brazilian toll road firm CCR S.A. detracted, in part because the Sao Paulo government agreed to halt toll increases in response to protests within the region.

The airport sector was also an area of underperformance, primarily due to the Fund’s underweight versus the benchmark as this segment produced very strong results during the reporting period. The Fund’s underweight was predicated on our belief that airport companies were not attractively valued and also faced a variety of concerning issues and risks. Most of the Fund’s shortfall in the sector resulted from an underweight to Aeroports de Paris SA, the company that runs the Charles De Gaulle airport in Paris. During the reporting period, the French government decided to sell a large part of its position in the airport, which caused it to modestly outperform.

Thematically in the Fund, we began to increase its beta later in the reporting period, looking for companies with stronger growth potential as a way to offset the impact that rising rates would have on their existing asset base. Overall this meant reductions in both the electric and gas utilities sectors and additions to the rail, waste and port sectors. As an example of moving toward more growth potential, we preferred companies in the gas utilities sector with pipeline assets that could continue to benefit from the domestic energy renaissance. We believe the additional cash flow derived from that asset base should better support their stock prices relative to gas companies that don’t have networks as robust as their competitors. From a country perspective, we modestly added to the Fund’s European exposure (with the exception of Spain) as sovereign debt yields and European Central Bank backing continued to be supportive of equities in those markets. At the same time, we reduced the Fund’s weight to the U.K. based on elevated political risk. The U.K.’s Labour party has moved retail energy policy to the forefront, calling for a tariff freeze on customer electricity charges if they are elected in the next cycle. That policy has created concerns about potential rate freezes for water utilities as well and those companies’ stock prices have also suffered as a result.

Nuveen Real Asset Income Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended December 31, 2013. For the twelve-month reporting period ending December 31, 2013, the Fund’s Class A Shares at net asset value (NAV) outperformed the Real Asset Income Blend benchmark, but underperformed the Barclays U.S. Corporate High Yield Index and the Lipper classification average.

8	Nuveen Investments

What strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2013? How did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the twelve-month reporting period, the Fund continued to generate a higher level of yield than its Real Asset Income Blend benchmark, while experiencing particularly favorable attribution from three of its five major segments. The Fund’s top-performing area for the reporting period included real estate investment trust (REIT) preferreds, followed by REIT common equity and infrastructure preferred/hybrids. REIT preferred and REIT common equity in particular showed strong results. The high yield portion of the Fund produced returns in line with the benchmark, while the infrastructure common equity portfolio detracted. The Fund also benefited from several strategic asset allocation shifts made during the reporting period.

The REIT preferred portion of the Fund produced strong results relative to its benchmark owing strictly to strong stock selection, which more than made up for our overweight to this underperforming sector. As measured by the BofA/Merrill Lynch REIT Preferred Stock Index, REIT preferreds produced a -11.46% return over the one-year period due to the long durations of many of these securities. However, prior to the Fed’s tapering discussion, we focused the Fund’s REIT preferred exposure almost exclusively on non-rated securities, which we believed would offer protection against rising interest rates as they had a much larger spread to Treasuries. Non-rated securities appeal to a much smaller pool of investors because they don’t have a preferred rating, which means we can often find pricing inefficiencies in the market, however, at the same time, can offer yields that are quite a bit more attractive than their rated counterparts. Although most of the Fund’s non-rated exposure was in cumulative preferred securities, we also own various convertible preferreds that offer an acceptable level of yield with the option of upside potential. The Fund’s non-rated securities did exhibit duration protection during the twelve-month reporting period as they outperformed rated preferred securities by a significant margin.

The Fund also outperformed in the REIT common equity arena due to strong security selection, again despite the headwinds caused by the sector’s underperformance and our overweight to this area. In this portion of the Fund, we experienced favorable returns from our out-of-index exposure to commercial mortgage REITs that originate floating rate mortgages. These securities strongly outperformed the return of the REIT common equity sector during the reporting period, as measured by the MSCI U.S. REIT Index. Well before the Fed began its tapering discussion, we believed REIT common equities were overvalued and moved into these commercial mortgage REITs (both common equity and convertible bonds) at prices that were close to book value. As interest rates rise, we believe these companies will continue to trade at larger premiums to book value as they undertake accretive transactions.

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Portfolio Managers’ Comments (continued)

Our infrastructure preferred/hybrid portfolio also outperformed relative to the index as it benefited from our positioning for a rising interest rate environment. The majority of the Fund’s infrastructure preferred/hybrid portfolio was invested in non-U.S. hybrid securities that have a fixed-to-floating rate structure whereby they change to a floating rate security after five years. These securities outperformed because of their lower perceived duration risk compared to long-maturity perpetual preferred securities as rates moved higher.

The high yield portion of the Fund fell in line with the index during the reporting period. Investors returned to the asset class during the second half of the reporting period in the wake of the Fed’s “no taper” decision, after the segment’s dramatic sell-off in June. However, the high yield asset class still had net outflows of $3.4 billion, only the sixth time since 1984 that this market segment has posted withdrawals. The spread between high yield and Treasuries tightened by 110 basis points during the twelve-month period to end the year at 428 basis points. Given the benign credit environment seen over the course of the past two years, few investors were overly concerned with credit risk as most wanted to avoid interest rate risk. As a result, over the course of 2013 the lower quality tiers of high yield outpaced higher rated securities. The Fund’s high yield performance benefited from our overweights in the pipeline, health care and utilities sectors. However, a lack of exposure to the more economically sensitive areas of the industrials sector, which are not part of the Fund’s infrastructure/real estate mandate, detracted as those areas were the strongest performers.

The Fund’s only significant sector detractor on a relative basis during reporting the period was infrastructure common equity. The shortfall was due to a combination of an underweight position in what turned out to be the highest returning sector in our blended benchmark and our focus on the highest yielding areas within the sector. Infrastructure common equity makes up 33% of the benchmark, while the Fund had a smaller exposure in the asset class. As measured by the S&P Global Infrastructure Index, the sector returned 14.99% during the reporting period ended December 31, 2013. The reason we so significantly underweighted this segment versus the benchmark was because of our focus on the higher yielding names, which we correctly anticipated would have more sensitivity to rising rates. Our infrastructure common equity exposure focuses on securities that pay out the majority of their cash flows and that have more mature, stable assets and less cyclicality. Overall, during the reporting period, the higher beta, more cyclical names within the segment outperformed the higher yielding, more defensive names.

When the Fed mentioned the possibility of tapering last May, we believed that companies with higher potential growth and less sensitivity to interest rate moves would most likely outperform. Therefore, we made a concerted effort to begin shifting the Fund’s exposure toward companies that could generate growth, while still meeting our yield hurdles. This shift included reducing the Fund’s fixed income exposure and increasing its equity exposure (either common equity or convertible type investments). It has also meant moving toward more floating rate and fixed-to-floating rate hybrid securities, which also offer some interest rate protection.

In terms of the Fund’s asset class weights, its infrastructure preferred/hybrid exposure remained about the same during the reporting period. We sold some of the Fund’s perpetual securities that had the most duration risk, while increasing its weight in hybrid securities. In the REIT preferred space, we reduced exposure, particularly early in the reporting period before the segment’s sell-off, due to the duration risk posed by these securities. However, the Fund’s REIT preferred exposure remained overweight versus the blended benchmark’s. We increased exposure in the infrastructure common equity sector, while still remaining significantly below the benchmark’s allocation. The Fund’s REIT common equity exposure decreased during the reporting period, but with more exposure within the sector to floating rate mortgage REITs. With the continued prospect of higher rates, we believed commercial mortgage REITs could participate in that market instead of presenting only duration risk. Within the high yield portfolio, we maintained approximately the

10	Nuveen Investments

same weight throughout the reporting period. Our trades were focused on finding attractive opportunities further down the credit spectrum in CCC-rated securities versus taking longer duration bets with securities in the higher BB-rated category. At the end of the reporting period, we owned high yield securities spread across the U.S., emerging markets and European markets and diversified among a number of real asset categories, with the greatest concentrations in the industrial, pipeline, utility, hospital and technology infrastructure sectors.

We also slightly increased the Fund’s overall U.S. exposure during the reporting period as a result of the increase in U.S. domiciled equity and commercial mortgage REITs. However, our long-term target for geographic distribution in the Fund remains at roughly 50% U.S. exposure and 50% non-U.S. exposure.

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended December 31, 2013. For the twelve-month reporting period ending December 31, 2013, the Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI U.S. REIT Index and the Lipper classification average.

What strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2013 ? How did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the twelve-month reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner, with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

The public commercial real estate sector significantly underperformed the broad U.S. stock market by nearly 30% in 2013 as the MSCI U.S. REIT Index was up 2.47% versus the S&P 500® Index gain of 32.39%. The headwinds in the REIT sector were largely interest rate induced as the market experienced a back-up in yields near the end of the second quarter, when the Fed began discussing the potential tapering of its monthly bond purchases, which subsequently continued through the end of the year. However, REIT fundamentals generally remained rather stable in the face of the interest rate move experienced over this time frame. The majority of REITs generally have solid balance sheets and growing dividend yields as they pass through much of the income growth they have experienced to shareholders. Payout ratios increased significantly over the year and dividends continued to experience growth. Relative to historic averages, REITs still enjoy a very low cost of capital and the outlook for operating fundamentals is largely unchanged. We believe net operating income across the space looks set for another year of growth above long-term averages, while supply in most major property sectors continues to be well contained.

Several sectors detracted during the reporting period, including hotel REITs, student housing, malls and net lease, and led to the Fund’s underperformance relative to its benchmark and Lipper peers. The hotel REIT sector as a whole continued to perform well relative to other real estate sectors, posting the strongest one-year returns during a difficult period for REITs overall. Thematically in the Fund, our preference for select service and smaller names within the group

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Portfolio Managers’ Comments (continued)

hurt performance relative to the benchmark. While group bookings showed some improvement during the reporting period, we were concerned about the relatively disappointing results from the group side where the larger, full service hotels have greater exposure. Therefore, our preference was to have a greater weight in the select service segment, which has much less exposure to group business. This theme detracted from the Fund’s performance relative to the benchmark during the reporting period with the bulk of the underperformance coming from our underweight to the largest player in the space, Host Hotels & Resorts, Inc.

In student housing, the Fund’s significant overweight to American Campus Communities, Inc., was primarily responsible for its shortfall. This very high quality, well-managed company underperformed as its lease signings substantially lagged the previous year’s level. While we continued to have confidence in American Campus’ ability to catch up to the prior year’s numbers, the market lacked that confidence and sold the stock off sharply starting in the second quarter. Based on its attractive valuation and our belief that the market had oversold the name, we held our position but it continued to underperform throughout the remainder of the year.

The Fund’s underperformance in the mall sector was primarily due to its overweight position in this underperforming sector. The net lease sector was also a detractor to the Fund’s relative results, despite the fact it represents a relatively small part of the index. The Fund’s shortfall was primarily due to its underweight position in the sector. After a considerably strong run, we had reduced select holdings in the net lease space based on valuation. We believed their valuations were not supported by the group’s lower growth profile as they generally have rather high payout ratios. These companies also typically have longer leases and are less able to quickly adjust their lease rates as interest rates rise, which hurts their profitability outlook. However, our underweight to net lease as a whole hindered the Fund as the sector significantly outperformed the broader index during the reporting period.

On the other hand, the Fund’s performance benefited from three sectors: industrial, self-storage and mortgage REITs. Within industrials, stock selection across the sector and an overweight position drove our favorable results, as the group outperformed the overall REIT universe. The Fund benefited from a combination of overweight positions in a few smaller companies with strong expected growth rates, along with mild overweight exposure to some higher-yielding names.

In self-storage, the Fund’s strong relative performance resulted from overweight positions in three of the four names that make up the entirety of the sector. The Fund’s overweight was predicated on our belief that the underlying fundamentals within the group were the strongest within the investment universe. Self-storage REITs maintained the strongest net operating income growth. Supply within the group was well contained with very little development on the horizon and REITs, with their superior size, access to inexpensive capital and ability to leverage operating efficiencies, continued to seek out external growth opportunities that may be accretive to their businesses. We believed this backdrop, combined with the shorter lease terms that govern self-storage assets, would put them in an advantageous position relative to other sectors, especially in the face of rising interest rates. Indeed, self-storage was the one of the stronger performing sectors within real estate.

Mortgage REITs were the next largest contributor of relative performance versus the benchmark. Although the Fund maintained a small exposure to the group, the MSCI U.S. REIT Index has virtually no exposure to the sector. Our holdings in this sector are concentrated in commercial mortgage REITs rather than residential mortgage REITs. The Fund’s holdings contributed nicely to returns both from an absolute as well as a relative perspective. As a group, mortgage REITs significantly outperformed the overall benchmark return during the reporting period.

12	Nuveen Investments

As is typical for the strategy from a management perspective, variations in the Fund were on the margin and were generated from the bottom up, affecting individual company holdings. After a meaningful period of outperformance by smaller, more highly leveraged companies, we believed that select high quality, larger-cap names appeared attractively valued. While we always keep the Fund diversified by sector and market capitalization, we have a quality bias as we go forward in 2014. Thematically within the Fund, we shifted to a bias toward companies that operate under shorter lease terms to help decrease the interest rate sensitivity of the portfolio. We believe these companies will benefit from the ability to re-price leases more quickly in what we anticipate will be an environment of modestly upward trending interest rates in 2014. For example, we added to the Fund’s self-storage weight and maintained lighter exposures to companies with longer lease profiles like net-lease and health care. Companies that operate under longer term leases and those that have been owned as bond proxies due to their high dividends remain under pressure.

Nuveen Investments	13

Risk Considerations

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with MLPs and REITS. Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in ETFs may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the fund, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

14	Nuveen Investments

Dividend Information

For Nuveen Real Estate Securities Fund, dividends from net investment income, if any, are normally declared and paid quarterly. In addition, any capital gains are normally distributed at least once each year. During the fiscal year ended December 31, 2013 for Nuveen Real Estate Securities Fund, re-characterization of distributions reported by the REITs, significantly offset net investment income. As a result, and as outlined in the table below, a portion of the Fund’s distributions originally characterized as net investment income has now been re-characterized as a return of capital.

Nuveen Real Estate Securities Fund

As of December 31, 2013	Class A Shares	Class B Shares	Class C Shares	Class R3 Shares	Class R6 Shares		Class I Shares
Inception date	9/29/95	9/29/95	2/1/00	9/24/01	4/30/13		6/30/95
Fiscal year (calendar year) ended December 31, 2013
Per share distribution:
From net investment income	$0.29	$0.12	$0.12	$0.24	$0.23		$0.35
From net realized capital gains	1.35	1.35	1.35	1.35	1.35		1.35
Return of capital	0.13	0.13	0.13	0.13	0.13		0.13
Total per share distribution	$1.77	$1.60	$1.60	$1.72	$1.71		$1.83
Net Asset Value (NAV)	$19.46	$18.98	$19.03	$19.72	$19.72		$19.70
Distribution rate on NAV	9.10%	8.43%	8.41%	8.72%	8.67%		9.29%
Average annual total returns:
1-Year on NAV	1.04%	0.29%	0.25%	0.75%	(10.88)	%*	1.32%
5-Year on NAV	16.85%	15.98%	15.97%	16.56%	N/A		17.15%
10-Year on NAV	9.74%	8.92%	8.92%	9.48%	N/A		10.02%

N/A – Not applicable.

* Represents the since inception (cumulative) total return on NAV.

Nuveen Investments	15

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waiver and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

16	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	14.73%	14.41%	4.51%
Class A Shares at maximum Offering Price	8.16%	13.07%	3.49%
S&P Global Infrastructure Index**	14.99%	11.17%	0.99%
Lipper Specialty/Miscellaneous Funds Classification Average**	7.16%	14.16%	3.03%

Class C Shares	13.90%	13.59%	13.70%
Class R3 Shares	14.40%	14.03%	14.16%
Class I Shares	15.03%	14.69%	4.76%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.42%	2.18%	1.65%	1.17%
Net Expense Ratios	1.24%	1.99%	1.49%	0.99%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/03/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	6.13%	11.42%
Class A Shares at maximum Offering Price	0.02%	8.58%
Barclays U.S. Corporate High Yield Index**	7.44%	11.73%
Real Asset Income Blend**	3.79%	9.50%
Lipper Global Flexible Portfolio Funds Classification Average**	8.90%	9.34%

Class C Shares	5.38%	10.61%
Class I Shares	6.40%	11.69%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.65%	2.30%	1.49%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns are from 9/13/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.04%	16.85%	9.74%
Class A Shares at maximum Offering Price	(4.76)%	15.48%	9.09%
MSCI U.S. REIT Index*	2.47%	16.73%	8.40%
Lipper Real Estate Funds Classification Average*	1.70%	16.41%	7.77%

Class B Shares w/o CDSC	0.29%	15.98%	8.92%
Class B Shares w/CDSC	(4.33)%	15.87%	8.92%
Class C Shares	0.25%	15.97%	8.92%
Class R3 Shares	0.75%	16.56%	9.48%
Class I Shares	1.32%	17.15%	10.02%

Cumulative
Since Inception**
Class R6 Shares	(10.88)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class R6	Class I
Expense Ratios	1.28%	2.03%	2.03%	1.53%	0.90%	1.03%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class R6 Shares is from 4/30/13.

Nuveen Investments	23

Holding Summaries December 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Common Stocks	94.1%
Real Estate Investment Trust Common Stocks	2.9%
Investment Companies	0.3%
Short-Term Investments	1.7%
Other[2]	1.0%

Country Allocation1

United States[4]	41.0%
Canada	9.4%
Hong Kong	6.6%
France	5.5%
Australia	5.5%
Italy	4.8%
United Kingdom	3.6%
Singapore	3.0%
New Zealand	2.6%
Other[5]	18.0%

Portfolio Composition1

Transportation Infrastructure	25.0%
Oil, Gas & Consumable Fuels	20.5%
Multi-Utilities	13.9%
Electric Utilities	10.9%
Gas Utilities	6.7%
Road & Rail	4.9%
Short-Term Investments	1.7%
Other[3]	16.4%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings1

Enbridge Inc.	3.9%
Spectra Energy Corporation	2.9%
National Grid PLC, Sponsored ADR	2.9%
Atlantia SpA	2.8%
Transurban Group	2.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes borrowings as presented in the Fund’s Portfolio of Investments.

3	Includes other assets less liabilities, which includes borrowings as presented in the Fund’s Portfolio of Investments and all industries less than 4.9% of net assets.

4	Includes short-term investments and other assets less liabilities, which includes borrowings as presented in the Fund’s Portfolio of Investments.

5	Includes all countries less than 2.6% of net assets.

24	Nuveen Investments

Nuveen Real Asset Income Fund

Portfolio Allocation1

Common Stocks	22.6%
Real Estate Investment Trust Common Stocks	19.0%
Convertible Preferred Securities	3.0%
$25 Par (or similar) Retail Structures	24.0%
Convertible Bonds	2.3%
Corporate Bonds	19.0%
$1,000 Par (or similar) Institutional Structures	4.5%
Common Stock Right	–%[6]
Investment Companies	1.0%
Short-Term Investments	3.5%
Other[2]	1.1%

Country Allocation1

United States[4]	69.6%
Australia	6.1%
United Kingdom	4.2%
Hong Kong	3.6%
Other[5]	16.5%

Portfolio Composition1

Real Estate Investment Trust	23.4%
Electric Utilities	11.2%
Oil, Gas & Consumable Fuels	8.1%
Transportation Infrastructure	7.3%
Specialized	6.8%
Multi-Utillities	6.6%
Mortgage	4.1%
Retail	3.4%
Health Care Providers & Services	3.2%
Diversified	2.5%
Common Stock Right	–%[6]
Short-Term Investments	3.5%
Other[3]	19.9%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings1

National Grid PLC, Sponsored ADR	2.9%
Atlantia SpA	2.5%
Hutchison Port Holdings Trust	1.8%
Transurban Group	1.7%
Liberty Property Trust	1.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.5% of net assets.

4	Includes short-term investments and other assets less liabilities.

5	Includes all countries less than 3.6% of net assets.

6	Rounds to less than 0.1%.

Nuveen Investments	25

Holding Summaries December 31, 2013 (continued)

Nuveen Real Estate Securities Fund

Portfolio Allocation1

Common Stocks	1.7%
Real Estate Investment Trust Common Stocks	97.2%
$25 Par (or similar) Retail Structures	0.1%
Convertible Bonds	0.2%
Investment Companies	0.1%
Other[2]	0.7%

Portfolio Composition1

Retail	28.0%
Specialized	26.7%
Office	12.9%
Residential	12.7%
Diversified	8.4%
Industrial	8.1%
Other[3]	3.2%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings1

Simon Property Group, Inc.	11.3%
Public Storage, Inc.	6.2%
Prologis Inc.	5.8%
Boston Properties, Inc.	4.2%
Vornado Realty Trust	3.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending and borrowings as presented in the Fund’s Portfolio of Investments.

3	Includes other assets less liabilities, which includes investments purchased with collateral from securities lending and borrowings as presented in the Fund’s Portfolio of Investments and all industries less than 8.1% of net assets.

26	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,102.30	$1,097.40	$1,100.80	$1,103.10	$1,019.00	$1,015.22	$1,017.74	$1,020.27
Expenses Incurred During Period	$6.52	$10.47	$7.84	$5.19	$6.26	$10.06	$7.53	$4.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and 0.98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Real Asset Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,026.40	$1,023.00	$1,027.70	$1,019.31	$1,015.53	$1,020.57
Expenses Incurred During Period	$5.98	$9.79	$4.70	$5.96	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$963.00	$959.50	$959.20	$961.90	$965.30	$964.40	$1,018.80	$1,015.07	$1,015.02	$1,017.54	$1,020.82	$1,020.06
Expenses Incurred During Period	$6.28	$9.93	$9.98	$7.52	$4.31	$5.05	$6.46	$10.21	$10.26	$7.73	$4.43	$5.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.01%, 2.02%, 1.52%, 0.87% and 1.02% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund, and Nuveen Real Estate Securities Fund (hereinafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the two months ended December 31, 2011 for Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund and for the periods presented for Nuveen Real Asset Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statement highlights for each of the three years in the period ended October 31, 2011 of the Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund were audited by other auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements, except for the reclassification of certain financial statement line items in the financial highlights for the year ended October 31, 2011 for the Nuveen Real Estate Securities Fund as to which the date is February 29, 2012.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

February 27, 2014

Nuveen Investments	29

Portfolio of Investments December 31, 2013

Nuveen Global Infrastructure Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.3%

	COMMON STOCKS – 94.1%

	Air Freight & Logistics – 1.4%

188,021	BPost SA	$3,675,579

28,893	Oesterreichische Post AG	1,382,444

3,956,464	Singapore Post Limited	4,154,138
	Total Air Freight & Logistics	9,212,161

	Commercial Services & Supplies – 4.3%

2,999,886	China Everbright International Limited	4,015,684

449,463	Covanta Holding Corporation	7,977,968

218,078	IESI_BFC Limited	5,397,431

1,251,483	K-Green Trust	1,036,332

55,449	SP Plus Corporation, (2)	1,443,892

184,149	Waste Connections Inc.	8,034,421
	Total Commercial Services & Supplies	27,905,728

	Construction & Engineering – 1.4%

122,850	Ferrovial SA	2,377,060

83,427	Promotora y Operadora de Infraestructura SAB de CV (Pinfra), (2)	996,920

90,628	Vinci S.A	5,949,605
	Total Construction & Engineering	9,323,585

	Electric Utilities – 10.9%

314,066	Alupar Investimento SA, (2)	2,163,218

33,280	American Electric Power Company, Inc.	1,555,507

116,117	Brookfield Infrastructure Partners LP	4,554,109

243,568	Cheung Kong Infrastructure Holdings Limited	1,537,554

220,064	Duke Energy Corporation	15,186,617

1,312	Edison International	60,746

184,894	EDP Energias do Brasil SA	889,497

15,169	Elia System Operator SA NV	703,254

486,209	Energa SA, (2)	2,563,781

148,616	Enersis SA	2,227,754

102,029	Fortis Incorporated	2,924,719

94,412	Hafslund ASA, Class B Shares	723,815

1,147,832	Infratil Limited	2,142,834

38,642	ITC Holdings Corporation	3,702,676

90,522	NextEra Energy Inc.	7,750,494

30	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

97,837	OGE Energy Corp.	$3,316,674

174,516	Pinnacle West Capital Corporation	9,235,387

104,510	Power Assets Holdings Limited	830,899

1,161,525	Power Grid Corporation of India Limited	1,875,941

80,065	Scottish and Southern Energy PLC	1,816,405

1,610,108	Spark Infrastructure Group	2,336,198

564,775	Terna-Rete Elettrica Nazionale SpA	2,821,933
	Total Electric Utilities	70,920,012

	Gas Utilities – 6.4%

16,181	ENN Energy Holdings Limited	119,673

43,357	GAIL India Limited, GDR	1,441,187

1,932,746	Hong Kong and China Gas Company Limited	4,431,635

828,534	Infraestructura Energetica Nova SAB de CV	3,310,582

59,842	Laclede Group Inc.	2,725,205

100,858	ONEOK, Inc.	6,271,350

460,636	Petronas Gas Berhad	3,414,514

37,115	Piedmont Natural Gas Company	1,230,733

90,968	Rubis	5,761,056

888,262	Snam Rete Gas S.p.A	4,968,597

13,125	South Jersey Industries Inc.	734,475

858,083	Tokyo Gas Company Limited	4,220,748

2,550,041	Towngas China Company Limited	2,956,407
	Total Gas Utilities	41,586,162

	Independent Power Producers & Energy Traders – 0.8%

112,777	CPFL Energias Renovaveis SA, (2)	640,548

71,952	EDP Renovaveis SA	382,180

78,398	Endesa SA Chile	3,494,983

42,234	TransAlta Renewables Inc.	436,951
	Total Independent Power Producers & Energy Traders	4,954,662

	Industrial Conglomerates – 0.3%

132,295	Beijing Enterprises Holdings	1,311,980

207,186	SembCorp Industries Limited	901,344
	Total Industrial Conglomerates	2,213,324

	Multi-Utilities – 13.9%

2,924	Alliant Energy Corporation	150,878

72,524	Canadian Utilities Limited, Class A Shares	2,435,332

463,548	CenterPoint Energy, Inc.	10,745,043

499,141	Centrica PLC	2,873,937

252,574	CMS Energy Corporation	6,761,406

Nuveen Investments	31

Portfolio of Investments December 31, 2013

Nuveen Global Infrastructure Fund (continued)

Shares	Description (1)	Value

	Multi-Utilities (continued)

222,022	Dominion Resources, Inc.	$14,362,603

31,240	DTE Energy Company	2,074,024

378,867	Duet Group	676,578

158,438	GDF Suez	3,726,094

993,077	Hera SpA	2,254,199

285,856	National Grid PLC, Sponsored ADR	18,672,114

201,428	NiSource Inc.	6,622,953

63,097	PG&E Corporation	2,541,547

70,731	Redes Energeticas Nacionais SA	217,769

126,871	Sempra Energy	11,387,941

203,308	Suez Environnement Company	3,642,986

273,832	Vector Limited	578,764

30,373	Wisconsin Energy Corporation	1,255,620
	Total Multi-Utilities	90,979,788

	Oil, Gas & Consumable Fuels – 20.5%

13,905	Access Midstream Partners LP	786,745

21,739	AltaGas Limited	834,360

576,141	Enbridge Inc.	25,165,839

327,267	Gibson Energy Incorporated	8,441,625

43,842	Keyera Corporation	2,638,568

274,863	Kinder Morgan, Inc.	9,895,068

175,117	Koninklijke Vopak NV	10,243,465

22,140	Magellan Midstream Partners LP	1,400,798

78,120	MarkWest Energy Partners LP	5,166,076

100,804	Oiltanking Partners LP	6,256,904

64,954	Plains All American Pipeline LP	3,362,669

19,498	Rose Rock Midstream Limited Partnership	754,573

60,388	SemGroup Corporation, A Shares	3,939,109

367,081	Sinopec Kantons Holdings Limited	408,062

532,364	Spectra Energy Corporation	18,962,806

7,941	Targa Resources Corporation	700,158

284,380	TransCanada Corporation	12,984,791

95,854	Western Gas Partners, LP	5,913,233

409,281	Williams Companies, Inc.	15,785,968
	Total Oil, Gas & Consumable Fuels	133,640,817

	Road & Rail – 4.9%

614,372	Asciano Limited	3,159,768

1,203,101	Aurizon Holdings Limited	5,242,317

2,795,075	ComfortDelGro Corporation	4,451,920

32	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail (continued)

103,802	Genesee & Wyoming Inc., (2)	$9,970,182

1,035,348	MTR Corporation	3,918,789

28,989	Union Pacific Corporation	4,870,152
	Total Road & Rail	31,613,128

	Specialty Retail – 0.1%

59,910	World Duty Free SpA, (2)	753,305

	Transportation Infrastructure – 25.0%

65,049	Abertis Infraestructuras S.A	1,445,242

70,650	Aeroports de Paris	8,018,469

820,670	Atlantia SpA	18,413,995

3,230,146	Auckland International Airport Limited	9,377,372

219,694	CCR SA	1,654,747

2,366,786	China Merchants Holdings International Company Limited	8,637,794

5,632,074	Cosco Pacific Limited	7,728,005

19,233	Flughafen Zuerich AG	11,243,775

120,354	Fraport AG	9,005,440

859,868	Groupe Eurotunnel SA	9,037,545

53,858	Grupo Aeroportuario Centro Norte, SA	1,438,009

51,472	Grupo Aeroportuario del Sureste SA de CV	6,414,955

10,342,074	Hutchison Port Holdings Trust	6,980,900

7,056,758	International Container Terminal Services, Incorporated	16,217,863

52,603	Japan Airport Terminal Company	1,187,826

2,875,370	Jasa Marga Persero Tbk PT	1,116,362

307,670	Kamigumi Company Limited	2,816,389

139,583	Macquarie Atlas Roads Group	342,741

1,268,165	OHL MÉXICO, S.A.B. DE C.V, (2)	3,247,023

445,086	Port of Tauranga Limited	5,014,744

1,182,273	Singapore Airport Terminal Services Limited	3,026,064

188,390	Societa Iniziative Autostradali e Servizi SpA	1,869,905

1,984,796	Sydney Airport	6,734,430

2,841,704	Transurban Group	17,355,467

811,681	Westports Holdings BHD, (2)	626,943

6,002	Westshore Terminals Investment Corporation	195,556

322,003	Wilson Sons Limited	4,220,126
	Total Transportation Infrastructure	163,367,687

	Water Utilities – 2.6%

2,717,910	Aguas Andinas SA. Class A, (5)	1,755,456

120,985	American Water Works Company	5,112,826

124,117	Aqua America Inc.	2,927,921

Nuveen Investments	33

Portfolio of Investments December 31, 2013

Nuveen Global Infrastructure Fund (continued)

Shares	Description (1)	Value

	Water Utilities (continued)

61,344	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	$695,641

41,557	Companhia de Saneamento de Minas Gervais Copasa MG	655,259

76,799	Connecticut Water Service, Inc.	2,727,133

904,850	Guangdong Investment Limited	884,511

1,210,059	Hyflux Limited	1,121,890

1,686,174	Manila Water Company	835,821

35,738	Pennon Group PLC	389,704
	Total Water Utilities	17,106,162

	Wireless Telecommunication Services – 1.6%

96,952	Crown Castle International Corporation	7,119,185

78,247	Sarana Menara Nusantara Tbk PT, (2)	17,681

38,548	SBA Communications Corporation, (2)	3,463,152
	Total Wireless Telecommunication Services	10,600,018
	Total Common Stocks (cost $557,235,356)	614,176,539

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 2.9%

	Specialized – 2.9%

132,187	American Tower REIT Inc.	$10,551,166

134,199	Corrections Corporation of America	4,303,762

34,795	Geo Group Inc.	1,121,095

1,584,559	Parkway Life Real Estate	2,950,762
	Total Real Estate Investment Trust Common Stocks (cost $14,892,813)	18,926,785

Shares	Description (1), (3)	Value

	INVESTMENT COMPANIES – 0.3%

	Gas Utilities – 0.3%

5,110,184	Cityspring Infrastructure Trust	$1,903,234
	Total Investment Companies (cost $1,836,510)	1,903,234
	Total Long-Term Investments (cost $573,964,679)	635,006,558

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.7%

10,928,677	State Street Institutional Liquid Reserve Fund, 0.060%, (4)	$10,928,677

	Total Short-Term Investments (cost $10,928,677)	10,928,677
	Total Investments (cost $584,893,356) – 99.0%	645,935,235
	Borrowings – (1.3)%	(8,198,598)
	Other Assets Less Liabilities – 2.3%	14,814,539
	Net Assets – 100%	$652,551,176

34	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments December 31, 2013

Nuveen Real Asset Income Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.4%

	COMMON STOCKS – 22.6%

	Air Freight & Logistics – 1.1%

31,763	BPost SA	$620,928

9,617	Oesterreichische Post AG	460,145

382,135	Singapore Post Limited	401,227
	Total Air Freight & Logistics	1,482,300

	Commercial Services & Supplies – 0.6%

861,432	K-Green Trust	713,338

	Electric Utilities – 3.5%

51,977	Alupar Investimento SA, (2)	358,006

8,209	Duke Energy Corporation	566,503

42,492	EDP Energias do Brasil S.A	204,423

92,387	Energa SA, (2)	487,157

13,940	Hafslund ASA, Class B Shares	106,872

1,279	NRG Yield Inc., Class A Shares	51,173

47,709	Pepco Holdings, Inc.	912,673

21,406	PPL Corporation	644,107

34,386	Scottish and Southern Energy PLC	780,102

220,758	Spark Infrastructure Group	320,311

24,522	Terna-Rete Elettrica Nazionale SpA	122,526

5,156	Transmissora Alianca de Energia Eletrica SA	39,775
	Total Electric Utilities	4,593,628

	Gas Utilities – 0.0%

6,634	Snam Rete Gas S.p.A	37,108

	Independent Power Producers & Energy Traders – 1.1%

691	Pattern Energy Group Inc.	20,944

140,450	TransAlta Renewables Inc.	1,453,091
	Total Independent Power Producers & Energy Traders	1,474,035

	Multi-Utilities – 5.8%

16,520	Centrica PLC	95,118

901,359	Duet Group	1,609,642

54,875	GDF Suez	1,290,533

2,529	Hera SpA	5,741

59,665	National Grid PLC, Sponsored ADR	3,897,317

366,027	Vector Limited	773,625
	Total Multi-Utilities	7,671,976

36	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.3%

2,514	Access Midstream Partners LP	$142,242

374	BlueKnight Energy Partners LP	3,183

18,827	Boardwalk Pipeline Partners LP	480,465

4,626	DCP Midstream Partners LP	232,919

9,922	MarkWest Energy Partners LP	656,142

20,040	Plains All American Pipeline LP	1,037,471

846	QEP Midstream Partners LP	19,644

13,006	Rose Rock Midstream Limited Partnership	503,332
	Total Oil, Gas & Consumable Fuels	3,075,398

	Real Estate Management & Development – 1.0%

22,818	Brookfield Property Partners	454,991

1,762,811	Langham Hospitality Investments Limited, (2)	845,680
	Total Real Estate Management & Development	1,300,671

	Transportation Infrastructure – 7.0%

6,271	Abertis Infraestructuras S.A	139,327

145,733	Atlantia SpA	3,269,920

3,567,167	Hutchison Port Holdings Trust	2,407,837

853	Kobenhavns Lufthavne	438,081

55	Societa Iniziative Autostradali e Servizi SpA	546

225,654	Sydney Airport	765,646

365,487	Transurban Group	2,232,180
	Total Transportation Infrastructure	9,253,537

	Water Utilities – 0.2%

176,010	Inversiones Aguas Metropolitanas SA	298,877
	Total Common Stocks (cost $29,702,879)	29,900,868

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 19.0%

	Diversified – 2.5%

5,621	Armada Hoffler Properties Inc.	$52,163

31,354	Artis Real Estate Investment Trust	438,617

63,345	Liberty Property Trust	2,145,494

18,226	Select Income REIT	487,363

3,120	WP Carey Inc.	191,412
	Total Diversified	3,315,049

	Industrial – 0.7%

287,583	Ascendas Real Estate Investment Trust	501,353

329,717	Mapletree Logistics Trust	275,646

15,322	Monmouth Real Estate Investment Corporation	139,277

Nuveen Investments	37

Portfolio of Investments December 31, 2013

Nuveen Real Asset Income Fund (continued)

Shares	Description (1)	Value

	Industrial (continued)

1,879	STAG Industrial Inc.	$38,313
	Total Industrial	954,589

	Mortgage – 4.1%

44,719	Apollo Commercial Real Estate Finance, Inc.	726,684

60,791	Blackstone Mortgage Trust Inc, Class A	1,649,260

75,635	Colony Financial Inc.	1,534,634

93,753	Newcastle Investment Corporation	538,142

36,627	Starwood Property Trust Inc.	1,014,568
	Total Mortgage	5,463,288

	Office – 0.9%

4,516	Digital Realty Trust Inc.	221,826

34,142	Franklin Street Properties Corporation	407,997

25,040	Mack-Cali Realty Corporation	537,859
	Total Office	1,167,682

	Residential – 0.6%

81,713	Campus Crest Communities Inc.	768,919

13,269	Trade Street Residential Inc.	83,993
	Total Residential	852,912

	Retail – 3.4%

28,546	AmREIT Inc., Class B Shares	479,573

146,032	CapitaMall Trust	220,445

3,468	CBL & Associates Properties Inc.	62,285

21,988	Kite Realty Group Trust	555,197

35,419	National Retail Properties, Inc.	1,074,258

13,027	Penn Real Estate Investment Trust	309,131

42,133	Urstadt Biddle Properties Inc.	777,354

397,436	Westfield Retail Trust	1,053,962
	Total Retail	4,532,205

	Specialized – 6.8%

29,100	Aviv REIT Inc.	689,670

53,607	Corrections Corporation of America	1,719,176

4,901	Entertainment Properties Trust	240,933

10,055	Geo Group Inc.	323,972

18,972	Health Care REIT, Inc.	1,016,330

14,453	Healthcare Realty Trust, Inc.	307,993

79,089	Healthcare Trust of America Inc., Class A	778,236

4,913	LTC Properties Inc.	173,871

7,731	National Health Investors Inc.	433,709

275,838	Parkway Life Real Estate Investment Trust	513,665

38	Nuveen Investments

Shares	Description (1)			Value

	Specialized (continued)

34,140	Pebblebrook Hotel Trust			$854,866

16,450	Physicians Realty Trust			209,573

12,972	Public Storage, Inc.			280,195

94,311	Summit Hotel Properties Inc.			848,799

12,717	Summit Hotel Properties Inc.			343,232

5,411	Universal Health Realty Income Trust			216,766
	Total Specialized			8,950,986
	Total Real Estate Investment Trust Common Stocks (cost $25,415,876)			25,236,711

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.0%

	Electric Utilities – 0.9%

16,478	NextEra Energy Inc.	5.799%	N/R	$826,701

7,826	PPL Corporation	8.750%	N/R	413,839
	Total Electric Utilities			1,240,540

	Real Estate Investment Trust – 1.4%

30,137	Alexandria Real Estate Equities Inc.	7.000%	N/R	756,439

36,009	American Homes 4 Rent, (2), (4)	5.000%	N/R	876,819

2,543	Ramco-Gershenson Properties Trust, (4)	7.250%	N/R	148,079
	Total Real Estate Investment Trust			1,781,337

	Wireless Telecommunication Services – 0.7%

9,075	Crown Castle International Corporation	4.500%	N/R	907,863
	Total Convertible Preferred Securities (cost $3,933,981)			3,929,740

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 24.0%

	Electric Utilities – 3.9%

9,835	Alabama Power Company	6.450%	A–	$255,710

303,400	APT Pipelines Limited, (2), (5)	7.057%	N/R	286,617

13,527	Duke Energy Capital Trust II	5.125%	Baa2	279,333

52,583	Integrys Energy Group Inc.	6.000%	BBB	1,259,363

13,346	NextEra Energy Inc.	5.700%	BBB	278,931

12,350	NextEra Energy Inc.	5.125%	BBB	228,475

43,607	NextEra Energy Inc.	5.000%	BBB	796,264

55,023	PPL Capital Funding, Inc.	5.900%	BB+	1,142,828

7,569	SCE Trust I	5.625%	BBB+	152,137

23,661	SCE Trust II	5.100%	BBB+	436,309
	Total Electric Utilities			5,115,967

Nuveen Investments	39

Portfolio of Investments December 31, 2013

Nuveen Real Asset Income Fund (continued)

Shares	Description (1)	Coupon	Ratings (3)	Value

	Energy Equipment & Services – 0.0%

636	NextEra Energy Inc.	5.625%	BBB	$12,822

	Multi-Utilities – 0.4%

9,840	DTE Energy Company	6.500%	Baa2	237,931

14,745	DTE Energy Company	5.250%	Baa2	284,136
	Total Multi-Utilities			522,067

	Real Estate Investment Trust – 19.7%

25,932	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	549,758

34,846	American Homes 4 Rent	5.000%	N/R	870,802

8,254	Apartment Investment & Management Company, (5)	7.000%	BB	206,350

12,616	Apollo Commercial Real Estate Finance	8.625%	N/R	313,508

15,323	Campus Crest Communities	8.000%	Ba1	378,478

45,541	Cedar Shopping Centers Inc., Series A	7.250%	N/R	1,047,443

15,913	Colony Financial Inc.	8.500%	N/R	397,825

1,338	Cousins Property Inc.	7.500%	N/R	33,651

72,370	DDR Corporation	6.500%	Baa3	1,577,666

51,530	DDR Corporation	6.250%	Baa3	1,075,946

12,286	Digital Realty Trust Inc.	5.875%	Baa3	222,991

53,312	Equity Lifestyle Properties Inc., (5)	6.750%	N/R	1,218,179

4,025	Essex Property Trust	7.125%	BBB–	103,161

71,594	General Growth Properties	6.375%	B	1,442,619

50,186	Glimcher Realty Trust	7.500%	B1	1,158,795

45,426	Glimcher Realty Trust	6.875%	B1	981,202

5,851	Hersha Hospitality Trust, (5)	8.000%	N/R	146,275

39,779	Hersha Hospitality Trust	6.875%	N/R	924,862

4,762	Investors Real Estate Trust	7.950%	N/R	122,812

32,455	Kilroy Realty Corporation	6.875%	Ba1	710,440

23,459	Kimco Realty Corporation	5.625%	Baa2	460,969

23,435	Kimco Realty Corporation	5.500%	Baa2	455,811

17,958	LaSalle Hotel Properties	7.250%	N/R	425,066

3,851	LaSalle Hotel Properties	6.375%	N/R	77,713

13,582	Monmouth Real Estate Investment Corp, (5)	7.875%	N/R	336,290

149	National Retail Properties Inc.	6.625%	Baa2	3,300

37,122	National Retail Properties Inc.	5.700%	Baa2	705,318

2,236	Pebblebrook Hotel Trust	7.875%	N/R	55,833

49,331	Pebblebrook Hotel Trust	6.500%	N/R	1,004,379

7,036	Post Properties, Inc., Series A, (5)	8.500%	Baa3	409,847

13,783	PS Business Parks, Inc.	5.750%	Baa2	266,701

862	Regency Centers Corporation	6.625%	Baa3	18,705

2,226	Regency Centers Corporation	6.000%	Baa3	43,964

40	Nuveen Investments

Shares		Description (1)	Coupon		Ratings (3)	Value

		Real Estate Investment Trust (continued)

58,054		Retail Properties of America	7.000%		N/R	$1,224,939

45,673		Saul Centers, Inc.	6.875%		N/R	1,013,027

40,087		SL Green Realty Corporation	6.500%		Ba2	854,254

27,398		STAG Industrial Inc.	6.625%		BB	570,700

50,666		Summit Hotel Properties Inc.	7.875%		N/R	1,207,877

86,845		Summit Hotel Properties Inc.	7.125%		N/R	1,879,326

17,622		Taubman Centers Incorporated, Series J	6.500%		N/R	366,890

39,928		Taubman Centers Incorporated, Series K	6.250%		N/R	792,571

427		Terreno Realty Corporation	7.750%		N/R	10,462

18,639		Urstadt Biddle Properties	7.125%		N/R	429,255
		Total Real Estate Investment Trust				26,095,960
		Total $25 Par (or similar) Retail Structures (cost $34,883,217)				31,746,816

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CONVERTIBLE BONDS – 2.3%

		Oil, Gas & Consumable Fuels – 0.9%

$1,310		DCP Midstream LLC	5.850%	5/21/43	Baa3	$1,218,300

		Real Estate Investment Trust – 1.4%

1,700		Blackstone Mortgage Trust	5.250%	12/01/18	N/R	1,789,250
$3,010		Total Convertible Bonds (cost $3,005,600)				3,007,550

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CORPORATE BONDS – 19.0%

		Building Products – 0.4%

$545		Associated Asphalt Partners Limited Liability Corporation, 144A	8.500%	2/15/18	B	$561,350

		Commercial Services & Supplies – 1.0%

530		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	575,050

750		Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	768,750
1,280		Total Commercial Services & Supplies				1,343,800

		Diversified Financial Services – 0.1%

200		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	198,000

—	(6)	SinOceanic II ASA, 144A	10.000%	2/17/15	N/R	1
200		Total Diversified Financial Services				198,001

		Diversified Telecommunication Services – 1.0%

500		CyrusOne LP Finance	6.375%	11/15/22	B+	517,500

700		IntelSat Limited	8.125%	6/01/23	B–	750,750
1,200		Total Diversified Telecommunication Services				1,268,250

Nuveen Investments	41

Portfolio of Investments December 31, 2013

Nuveen Real Asset Income Fund (continued)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Electric Utilities – 0.9%

$600	Intergen NV, 144A	7.000%	6/30/23	B+	$621,000

650	Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	B+	602,875
1,250	Total Electric Utilities				1,223,875

	Energy Equipment & Services – 1.4%

1,250	Origin Energy Finance Limited/	7.875%	6/16/71	BB+	1,861,501

	Gas Utilities – 1.0%

500	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	542,500

800	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	827,000
1,300	Total Gas Utilities				1,369,500

	Health Care Equipment & Supplies – 0.4%

500	Community Health Systems, Inc.	7.125%	7/15/20	B	518,750

	Health Care Providers & Services – 3.2%

600	HealthSouth Corporation	5.750%	11/01/24	BB–	592,500

845	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	895,700

750	Lifepoint Hospitals Inc., 144A	5.500%	12/01/21	Ba1	752,813

500	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	535,000

750	Select Medical Corporation	6.375%	6/01/21	B–	733,125

725	Tenet Healthcare Corporation	6.750%	2/01/20	B3	743,125
4,170	Total Health Care Providers & Services				4,252,263

	Independent Power Producers & Energy Traders – 0.5%

600	Mirant Americas Generation LLC	8.500%	10/01/21	BB–	631,500

	Industrial Conglomerates – 0.3%

390	OAS Financial Limited, 144A	8.875%	7/25/63	BB–	345,150

	Internet Software & Services – 0.5%

650	Equinix Inc.	5.375%	4/01/23	BB	635,375

	Metals & Mining – 0.3%

550	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	356,125

	Multi-Utilities – 0.4%

300	RWE AG	7.000%	3/20/49	BBB–	525,601

	Oil, Gas & Consumable Fuels – 4.9%

750	Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	714,374

650	Calumet Specialty Products, 144A	7.625%	1/15/22	B+	656,500

750	Crestwood Midstream Partners LP, 144A	6.125%	3/01/22	BB	768,750

650	Gibson Energy, 144A	6.750%	7/15/21	BB	687,375

560	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	571,200

750	Niska Gas Storage US LLC	8.875%	3/15/18	B	780,000

600	NuStar Logistics LP	6.750%	2/01/21	BB+	619,150

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$540	PBF Holding Company LLC	8.250%	2/15/20		BB+	$585,900

550	Summit Midstream Holdings LLC Finance, 144A	7.500%	7/01/21		B	574,750

500	Western Refining Inc.	6.250%	4/01/21		B+	503,750
6,300	Total Oil, Gas & Consumable Fuels					6,461,749

	Real Estate Investment Trust – 0.9%

700	Geo Group Inc., 144A	5.875%	1/15/22		B+	694,750

500	MPT Operating Partnership Finance	6.375%	2/15/22		Ba1	517,500
1,200	Total Real Estate Investment Trust					1,212,250

	Road & Rail – 0.4%

500	Watco Companies LLC Finance, 144A	6.375%	4/01/23		B3	495,000

	Wireless Telecommunication Services – 1.4%

750	Crown Castle International Corporation	5.250%	1/15/23		BB–	735,000

350	Goodman Networks Inc., 144A	12.125%	7/01/18		B3	369,250

750	SBA Communications Corporation	5.625%	10/01/19		B	772,500
1,850	Total Wireless Telecommunication Services					1,876,750
$24,035	Total Corporate Bonds (cost $24,984,814)					25,136,790

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 4.5%

	Construction & Engineering – 1.1%

$1,563	PHBS Limited	6.625%	N/A	(7)	N/R	$1,527,833

	Diversified Financial Services – 1.1%

1,390	Royal Capital BV	8.375%	N/A	(7)	N/R	1,439,210

	Electric Utilities – 2.0%

985	AES Gener SA, 144A	8.375%	12/18/73		Ba2	1,026,863

1,018	Electricite de France, 144A	5.250%	N/A	(7)	A3	1,012,401

440	Tennet Holding BV	6.655%	N/A	(7)	BBB	667,839
2,443	Total Electric Utilities					2,707,103

	Transportation Infrastructure – 0.3%

250	Eurogate GmbH	6.750%	N/A	(7)	N/R	349,084
$5,646	Total $1,000 Par (or similar) Institutional Structures (cost $5,829,288)					6,023,230

Shares	Description (1)					Value

	COMMON STOCK RIGHT – 0.0%

13,269	Trade Street Residential Inc., Stock Right, (2)					$3,981
	Total Common Stock Right (cost $20,387)					3,981

Nuveen Investments	43

Portfolio of Investments December 31, 2013

Nuveen Real Asset Income Fund (continued)

Shares	Description (1), (8)			Value

	INVESTMENT COMPANIES – 1.0%

	Gas Utilities – 0.4%

1,468,656	Cityspring Infrastructure Trust			$546,985

	Real Estate Management & Development – 0.6%

477,271	Starwood European Real Estate Finance Limited			796,269
	Total Investment Companies (cost $1,283,059)			1,343,254
	Total Long-Term Investments (cost $129,059,101)			126,328,940

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.5%

$4,677	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $4,677,177, collateralized by $5,015,00 U.S. Treasury Notes, 1.250%, due 2/29/20, value $4,771,883	0.000%	1/02/14	$4,677,177

	Total Short-Term Investments (cost $4,677,177)			4,677,177
	Total Investments (cost $133,736,278) – 98.9%			131,006,117
	Other Assets Less Liabilities – 1.1%			1,493,355
	Net Assets – 100%			$132,499,472

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, Convertible Preferred Securities classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	Perpetual security. Maturity date is not applicable.

(8)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments December 31, 2013

Nuveen Real Estate Securities Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 103.2%

	COMMON STOCKS – 1.7%

	Capital Markets – 0.0%

60,447	HFF Inc., Class A Shares, (2)	$1,623,002

	Health Care Providers & Services – 0.2%

399,973	Capital Senior Living Corporation, (2)	9,595,352

	Real Estate Management & Development – 1.0%

1,515,101	Brookfield Properties Corporation	29,165,694

265,923	Forest City Enterprises, Inc., (2)	5,079,129

8,685,189	Langham Hospitality Investments Limited, (2)	4,166,580
	Total Real Estate Management & Development	38,411,403

	Wireless Telecommunication Services – 0.5%

263,881	Crown Castle International Corporation	19,376,782
	Total Common Stocks (cost $63,164,279)	69,006,539

Shares	Description(1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 97.2%

	Diversified – 8.4%

174,679	American Assets Trust Inc	$5,490,161

1,497	Armada Hoffler Properties Inc., (3)	13,892

5,936,836	Cousins Properties, Inc., (3)	61,149,411

1,208,968	Duke Realty Corporation	18,182,879

517,020	Empire State Realty Trust Inc., (3)	7,910,406

1,650,731	Liberty Property Trust	55,910,259

576,613	PS Business Parks Inc.	44,064,764

114,492	Select Income REIT	3,061,516

1,540,855	Vornado Realty Trust	136,812,515
	Total Diversified	332,595,803

	Industrial – 8.1%

7,678,921	DCT Industrial Trust Inc.	54,750,707

509,319	Mapletree Logistics Trust	425,795

6,180,897	Prologis Inc., (3)	228,384,144

639,306	Rexford Industrial Realty Inc.	8,438,839

1,449,616	Terreno Realty Corporation	25,658,203
	Total Industrial	317,657,688

Nuveen Investments	45

Portfolio of Investments December 31, 2013

Nuveen Real Estate Securities Fund (continued)

Shares	Description (1)	Value

	Mortgage – 0.5%

767,923	Blackstone Mortgage Trust Inc, Class A	$20,833,751

34,331	Newcastle Investment Corporation, (2), (4)	16,136
	Total Mortgage	20,849,887

	Office – 12.9%

956,691	Alexandria Real Estate Equities Inc.	60,864,681

3,767,671	BioMed Realty Trust Inc.	68,270,199

1,664,523	Boston Properties, Inc.	167,068,173

698,181	Corporate Office Properties	16,539,908

676,099	Digital Realty Trust Inc., (3)	33,209,983

640,239	Douglas Emmett Inc.	14,911,166

329,118	DuPont Fabros Technology Inc.	8,132,506

164,415	Highwoods Properties, Inc., (3)	5,946,891

1,699,083	Kilroy Realty Corporation	85,259,985

150,316	Mack-Cali Realty Corporation	3,228,788

493,231	SL Green Realty Corporation	45,564,680
	Total Office	508,996,960

	Residential – 12.7%

1,711,239	American Campus Communities Inc.	55,119,008

68,014	American Homes 4 Rents, Class A	1,101,827

309,082	Apartment Investment & Management Company, Class A	8,008,315

765,484	AvalonBay Communities, Inc.	90,503,173

547,936	BRE Properties, Inc.	29,977,579

994,849	Camden Property Trust	56,587,011

2,540,654	Equity Residential	131,783,723

291,917	Essex Property Trust Inc.	41,893,009

9,404	Home Properties New York, Inc.	504,242

994,499	Mid-America Apartment Communities	60,405,869

583,701	Post Properties, Inc.	26,400,796
	Total Residential	502,284,552

	Retail – 28.0%

1,408,010	Acadia Realty Trust	34,960,888

4,013	Alexander’s Inc., (3)	1,324,290

1,176,541	AmREIT Inc., Class B Shares	19,765,889

227,974	Brixmor Property Group Inc.	4,634,711

711,945	CBL & Associates Properties Inc.	12,786,532

8,200,937	Developers Diversified Realty Corporation	126,048,402

536,396	Equity One Inc.	12,036,726

869,076	Federal Realty Investment Trust	88,132,997

2,437,865	General Growth Properties Inc., (3)	48,927,951

46	Nuveen Investments

Shares	Description (1)	Value

	Retail (continued)

1,040,172	Glimcher Realty Trust	$9,736,010

1,048,877	Kimco Realty Corporation	20,715,321

4,595,809	Kite Realty Group Trust	30,194,465

667,292	Macerich Company, (3)	39,296,826

1,127,686	National Retail Properties, Inc., (3)	34,202,716

506,174	Ramco-Gershenson Properties Trust	7,967,179

179,962	Regency Centers Corporation	8,332,241

585,503	Retail Properties of America Inc.	7,447,598

13,112	Saul Centers Inc., (3)	625,836

2,928,167	Simon Property Group, Inc.	445,549,890

998,766	Tanger Factory Outlet Centers, (3)	31,980,486

1,173,717	Taubman Centers Inc.	75,023,991

840,731	Urstadt Biddle Properties Inc.	15,511,487

869,547	Weingarten Realty Trust, (3)	23,842,979

829,674	Westfield Group	7,474,808
	Total Retail	1,106,520,219

	Specialized – 26.6%

80,470	American Tower REIT Inc.	6,423,115

359,015	Corrections Corporation of America	11,513,611

37,556	CubeSmart	598,643

1,553,106	Extra Space Storage Inc.	65,432,356

78,796	Geo Group Inc.	2,538,807

2,817,286	Health Care Property Investors Inc.	102,323,828

1,464,624	Health Care REIT, Inc., (3)	78,459,908

1,010,047	Healthcare Realty Trust, Inc.	21,524,102

785,221	Healthcare Trust of America Inc., Class A, (3)	7,726,575

2,852,128	Host Hotels & Resorts Inc.	55,445,367

263,841	LTC Properties Inc.	9,337,333

175,259	National Health Investors Inc.	9,832,030

6,337,950	Parkway Life Real Estate Investment Trust	11,802,514

998,630	Pebblebrook Hotel Trust	30,717,859

145,694	Physicians Realty Trust, (3)	1,856,142

1,616,389	Public Storage, Inc.	243,298,872

3,723,499	RLJ Lodging Trust	90,555,496

152,936	Senior Housing Properties Trust	3,399,767

799,406	Sovran Self Storage Inc.	52,097,289

6,134,713	Summit Hotel Properties Inc.	55,212,417

4,071,660	Sunstone Hotel Investors Inc.	54,560,244

82,369	Universal Health Realty Income Trust	3,299,702

2,340,071	Ventas Inc.	134,039,267
	Total Specialized	1,051,995,244
	Total Real Estate Investment Trust Common Stocks (cost $3,195,041,563)	3,840,900,353

Nuveen Investments	47

Portfolio of Investments December 31, 2013

Nuveen Real Estate Securities Fund (continued)

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 0.1%

	Specialized – 0.1%

97,367	Summit Hotel Properties Inc., (3)	7.875%		N/R	$2,321,229
	Total $25 Par (or similar) Retail Structures (cost $2,434,175)				2,321,229

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.2%

	Mortgage – 0.2%

$8,415	Blackstone Mortgage Trust, (3)	5.250%	12/01/18	N/R	$8,856,787
$8,415	Total Convertible Bonds (cost $8,415,000)				8,856,787

Shares	Description (1), (6)				Value

	INVESTMENT COMPANIES – 0.1%

	Real Estate Management & Development – 0.1%

2,167,851	Starwood European Real Estate Finance Limited				$3,616,795
	Total Investment Companies (cost $3,496,534)				3,616,795

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.9%

	Money Market Funds – 3.9%

155,691,006	Mount Vernon Securities Lending Prime Portfolio, 0.175% (7), (8)				$155,691,006

	Total Investments Purchased with Collateral from Securities Lending (cost $155,691,006)				155,691,006
	Total Long-Term Investments (cost $3,428,242,557)				4,080,392,709
	Borrowings – (0.2)%				(9,544,762)
	Other Assets Less Liabilities – (3.0)%				(117,433,462)
	Net Assets – 100%				$3,953,414,485

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end the reporting period was $149,951,833.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of

Assets and Liabilities December 31, 2013

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $573,964,679, $129,059,101 and $3,272,551,551, respectively)	$635,006,558	$126,328,940	$3,924,701,703
Short-term investments, at value (cost approximates value)	10,928,677	4,677,177	—
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	155,691,006
Cash	53,689	—	—
Cash denominated in foreign currencies (cost $379,804, $505,366 and $—, respectively)	379,804	473,336	—
Receivable for:
Dividends	2,101,409	836,046	19,874,613
Due from broker	—	—	32,882
Interest	531	615,985	44,179
Investments sold	19,970,327	1,770,269	63,261,968
Reclaims	201,532	32,486	—
Shares sold	3,254,742	1,147,567	10,720,201
Other assets	5,649	196	87,561
Total assets	671,902,918	135,882,002	4,174,414,113
Liabilities
Borrowings	8,198,598	—	9,544,762
Payable for:
Collateral from securities lending program	—	—	155,691,006
Investments purchased	9,712,840	1,928,392	30,623,524
Shares redeemed	642,791	1,297,068	20,303,847
Accrued expenses:
Management fees	400,462	65,162	2,873,485
Directors fees	8,188	706	104,879
12b-1 distribution and service fees	37,073	31,453	225,679
Other	351,790	59,749	1,632,446
Total liabilities	19,351,742	3,382,530	220,999,628
Net assets	$652,551,176	$132,499,472	$3,953,414,485
Class A Shares
Net assets	$107,136,689	$49,174,321	$634,977,599
Shares outstanding	10,350,349	2,234,220	32,632,571
Net asset value per share	$10.35	$22.01	$19.46
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$10.98	$23.35	$20.65
Class B Shares
Net assets	N/A	N/A	$1,281,408
Shares outstanding	N/A	N/A	67,512
Net asset value and offering price per share	N/A	N/A	$18.98
Class C Shares
Net assets	$20,126,731	$24,647,940	$72,171,925
Shares outstanding	1,959,103	1,119,953	3,792,208
Net asset value and offering price per share	$10.27	$22.01	$19.03
Class R3 Shares
Net assets	$138,398	N/A	$59,238,404
Shares outstanding	13,203	N/A	3,003,528
Net asset value and offering price per share	$10.48	N/A	$19.72
Class R6 Shares(1)
Net assets	N/A	N/A	$79,795,535
Shares outstanding	N/A	N/A	4,047,081
Net asset value and offering price per share	N/A	N/A	$19.72
Class I Shares
Net assets	$525,149,358	$58,677,211	$3,105,949,614
Shares outstanding	50,720,161	2,665,565	157,695,379
Net asset value and offering price per share	$10.35	$22.01	$19.70
Net assets consist of:
Capital paid-in	$585,648,399	$135,820,796	$3,388,178,537
Undistributed (Over-distribution of) net investment income	343,356	(201,839)	(6,108,521)
Accumulated net realized gain (loss)	5,482,490	(366,907)	(80,805,692)
Net unrealized appreciation (depreciation)	61,076,931	(2,752,578)	652,150,161
Net assets	$652,551,176	$132,499,472	$3,953,414,485
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A – Fund does not offer share class.

(1)	– Class R6 Shares were established and commenced operations on April 30, 2013.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Operations Year Ended December 31, 2013

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $1,424,663, $193,352 and $207,466, respectively)	$18,412,396	$6,293,477	$114,806,238
Securities lending income, net	—	—	578,316
Total investment income	18,412,396	6,293,477	115,384,554
Expenses
Management fees	5,057,191	776,483	37,213,452
12b-1 service fees – Class A	195,567	94,780	1,873,101
12b-1 distribution and service fees – Class B	N/A	N/A	17,665
12b-1 distribution and service fees – Class C	174,880	157,919	789,341
12b-1 distribution and service fees – Class R3	658	N/A	360,812
Shareholder servicing agent fees and expenses	777,228	84,751	5,842,396
Custodian fees and expenses	361,943	101,758	742,951
Directors fees and expenses	14,478	2,821	114,497
Professional fees	109,757	63,244	278,904
Shareholder reporting expenses	143,540	16,074	705,394
Federal and state registration fees	110,203	58,333	251,295
Other expenses	7,678	4,665	51,961
Total expenses before fee waiver/expense reimbursement	6,953,123	1,360,828	48,241,769
Fee waiver/expense reimbursement	(1,142,631)	(180,010)	—
Net expenses	5,810,492	1,180,818	48,241,769
Net investment income (loss)	12,601,904	5,112,659	67,142,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	29,308,323	2,318,291	234,979,977
Change in net unrealized appreciation (depreciation) of investments and foreign currency	32,174,470	(4,290,270)	(260,427,676)
Net realized and unrealized gain (loss)	61,482,793	(1,971,979)	(25,447,699)
Net increase (decrease) in net assets from operations	$74,084,697	$3,140,680	$41,695,086

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of

Changes in Net Assets

	Global Infrastructure		Real Asset Income
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$12,601,904	$6,168,810	$5,112,659	$1,441,849
Net realized gain (loss) from investments and foreign currency	29,308,323	12,137,973	2,318,291	957,183
Change in net unrealized appreciation (depreciation) of investments and foreign currency	32,174,470	19,382,522	(4,290,270)	1,539,555
Net increase (decrease) in net assets from operations	74,084,697	37,689,305	3,140,680	3,938,587
Distributions to Shareholders
From net investment income:
Class A	(1,665,053)	(1,408,692)	(2,130,351)	(332,722)
Class B	N/A	N/A	N/A	N/A
Class C	(166,661)	(179,680)	(769,597)	(79,376)
Class R3	(1,812)	(2,208)	N/A	(602)
Class R6	N/A	N/A	N/A	N/A
Class I	(10,257,950)	(6,163,756)	(2,659,739)	(1,105,444)
From accumulated net realized gains:
Class A	(3,830,961)	(1,123,513)	(1,085,838)	(180,929)
Class B	N/A	N/A	N/A	N/A
Class C	(796,967)	(232,692)	(511,398)	(64,049)
Class R3	(5,660)	(1,488)	N/A	—
Class R6	N/A	N/A	N/A	N/A
Class I	(21,492,340)	(4,022,345)	(1,146,313)	(481,631)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(38,217,404)	(13,134,374)	(8,303,236)	(2,244,753)
Fund Share Transactions
Proceeds from sale of shares	386,701,678	181,543,700	140,616,830	30,998,443
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,768,121	6,486,813	7,667,003	2,022,240
	401,469,799	188,030,513	148,283,833	33,020,683
Cost of shares redeemed	(114,890,535)	(62,020,696)	(52,808,373)	(2,841,436)
Net increase (decrease) in net assets from Fund share transactions	286,579,264	126,009,817	95,475,460	30,179,247
Net increase (decrease) in net assets	322,446,557	150,564,748	90,312,904	31,873,081
Net assets at the beginning of period	330,104,619	179,539,871	42,186,568	10,313,487
Net assets at the end of period	$652,551,176	$330,104,619	$132,499,472	$42,186,568
Undistributed (Over-distribution of) net investment income at the end of period	$343,356	$(66,323)	$(201,839)	$(49,860)

N/A – Fund does not offer share class. After the close of business on May 20, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets (continued)

	Real Estate Securities
	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$67,142,785	$58,033,634
Net realized gain (loss) from investments and foreign currency	234,979,977	175,391,347
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(260,427,676)	357,456,067
Net increase (decrease) in net assets from operations	41,695,086	590,881,048
Distributions to Shareholders
From net investment income:
Class A	(9,392,460)	(15,583,128)
Class B	(7,352)	(28,672)
Class C	(431,481)	(860,519)
Class R3	(734,437)	(1,318,535)
Class R6(1)	(585,383)	—
Class I	(55,808,963)	(67,298,948)
From accumulated net realized gains:
Class A	(42,735,214)	(23,186,752)
Class B	(101,601)	(61,771)
Class C	(4,981,271)	(2,153,298)
Class R3	(3,902,065)	(2,195,554)
Class R6(1)	(4,703,048)	—
Class I	(212,236,645)	(97,222,367)
Return of capital:
Class A	(4,535,932)	—
Class B	(10,937)	—
Class C	(489,980)	—
Class R3	(431,311)	—
Class R6(1)	(258,478)	—
Class I	(21,459,498)	—
Decrease in net assets from distributions to shareholders	(362,806,056)	(209,909,544)
Fund Share Transactions
Proceeds from sale of shares	1,627,912,622	1,466,271,905
Proceeds from shares issued to shareholders due to reinvestment of distributions	265,259,924	158,621,477
	1,893,172,546	1,624,893,382
Cost of shares redeemed	(1,728,304,096)	(1,023,309,961)
Net increase (decrease) in net assets from Fund share transactions	164,868,450	601,583,421
Net increase (decrease) in net assets	(156,242,520)	982,554,925
Net assets at the beginning of period	4,109,657,005	3,127,102,080
Net assets at the end of period	$3,953,414,485	$4,109,657,005
Undistributed (Over-distribution of) net investment income at the end of period	$(6,108,521)	$(6,964,257)

(1) – Class R6 Shares were established and commenced operations on April 30, 2013.

See accompanying notes to financial statements.

52	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	53

Financial

Highlights

Selected data for a share outstanding throughout each period:

GLOBAL INFRASTRUCTURE		Investment Operations			Less Distributions
Class (Commencement Date)
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/07)
Year Ended 12/31
2013	$9.56	$.21	$1.17	$1.38	$(.16)	$(.43)	$(.59)	$10.35
2012	8.59	.21	1.12	1.33	(.20)	(.16)	(.36)	9.56
2011(e)	8.87	.04	.03	.07	(.13)	(.22)	(.35)	8.59
Year Ended 10/31
2011	9.42	.20	(.11)	.09	(.16)	(.48)	(.64)	8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
Class C (11/08)
Year Ended 12/31
2013	9.49	.13	1.17	1.30	(.09)	(.43)	(.52)	10.27
2012	8.53	.13	1.11	1.24	(.12)	(.16)	(.28)	9.49
2011(e)	8.75	.03	.03	.06	(.06)	(.22)	(.28)	8.53
Year Ended 10/31
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(d)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)
Year Ended 12/31
2013	9.68	.19	1.18	1.37	(.14)	(.43)	(.57)	10.48
2012	8.68	.18	1.15	1.33	(.17)	(.16)	(.33)	9.68
2011(e)	8.95	.04	.02	.06	(.11)	(.22)	(.33)	8.68
Year Ended 10/31
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(d)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)
Year Ended 12/31
2013	9.57	.24	1.17	1.41	(.20)	(.43)	(.63)	10.35
2012	8.62	.23	1.13	1.36	(.25)	(.16)	(.41)	9.57
2011(e)	8.92	.04	.03	.07	(.15)	(.22)	(.37)	8.62
Year Ended 10/31
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

14.73%	$107,137	1.43%		1.87%		1.23%		2.07%		166%
15.52	68,763	1.43		2.08		1.24		2.28		200
.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299

13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200
.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200
.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

15.03	525,149	1.18		2.12		.98		2.33		166
15.78	246,922	1.18		2.32		.99		2.51		200
.85	117,085	1.39	*	2.65	*	.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
(e)	For the two months ended December 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

REAL ASSET INCOME		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended December 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/11)
2013	$22.27	$1.14	$.21	$1.35	$(1.12)	$(.49)	$(1.61)	$22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(.41)	(1.54)	22.27
2011(d)	20.00	.26	.35	.61	(.23)	—	(.23)	20.38
Class C (9/11)
2013	22.26	.99	.19	1.18	(.94)	(.49)	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(.97)	(.41)	(1.38)	22.26
2011(d)	20.00	.21	.35	.56	(.19)	—	(.19)	20.37
Class I (9/11)
2013	22.27	1.21	.19	1.40	(1.17)	(.49)	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(.41)	(1.59)	22.27
2011(d)	20.00	.27	.36	.63	(.25)	—	(.25)	20.38

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.13%	$49,174	1.34%		4.87%		1.17%		5.05%		141%
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

6.40	58,677	1.10		5.11		.92		5.29		141
17.50	27,343	1.52		5.10		.92		5.70		177
3.13	10,159	1.87	*	3.60	*	.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

REAL ESTATE SECURITIES		Investment Operations			Less Distributions
Class (Commencement Date)
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
Year Ended 12/31
2013	$21.02	$.27	$(.06)	$.21	$(.29)	$(1.35)	$(.13)	$(1.77)	$19.46
2012	18.76	.28	3.07	3.35	(.43)	(.66)	—	(1.09)	21.02
2011(d)	18.84	.09	.05	.14	(.11)	(.11)	—	(.22)	18.76
Year Ended 10/31
2011	17.58	.29	1.43	1.72	(.22)	(.24)	—	(.46)	18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
Class B (9/95)
Year Ended 12/31
2013	20.53	.09	(.04)	.05	(.12)	(1.35)	(.13)	(1.60)	18.98
2012	18.34	.11	3.01	3.12	(.27)	(.66)	—	(.93)	20.53
2011(d)	18.42	.06	.04	.10	(.07)	(.11)	—	(.18)	18.34
Year Ended 10/31
2011	17.18	.14	1.42	1.56	(.11)	(.21)	—	(.32)	18.42
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
Class C (2/00)
Year Ended 12/31
2013	20.59	.12	(.08)	.04	(.12)	(1.35)	(.13)	(1.60)	19.03
2012	18.39	.12	3.01	3.13	(.27)	(.66)	—	(.93)	20.59
2011(d)	18.46	.06	.05	.11	(.07)	(.11)	—	(.18)	18.39
Year Ended 10/31
2011	17.23	.14	1.41	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
Class R3 (9/01)
Year Ended 12/31
2013	21.29	.23	(.08)	.15	(.24)	(1.35)	(.13)	(1.72)	19.72
2012	18.99	.23	3.12	3.35	(.39)	(.66)	—	(1.05)	21.29
2011(d)	19.07	.08	.05	.13	(.10)	(.11)	—	(.21)	18.99
Year Ended 10/31
2011	17.79	.24	1.46	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
Class R6 (4/13)
2013(e)	24.06	.31	(2.94)	(2.63)	(.23)	(1.35)	(.13)	(1.71)	19.72
Class I (6/95)
Year Ended 12/31
2013	21.26	.35	(.08)	.27	(.35)	(1.35)	(.13)	(1.83)	19.70
2012	18.97	.35	3.09	3.44	(.49)	(.66)	—	(1.15)	21.26
2011(d)	19.05	.10	.05	.15	(.12)	(.11)	—	(.23)	18.97
Year Ended 10/31
2011	17.77	.34	1.45	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

1.04%	$634,978	1.25%		1.25%		1.25%		1.25%		89%
18.07	750,073	1.28		1.33		1.26		1.35		76
.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117

.29	1,281	2.00		.42		2.00		.42		89
17.18	1,953	2.03		.54		2.01		.56		76
.55	2,233	2.06	*	2.06	*	2.03	*	2.09	*	21

9.18	2,269	2.03		.77		2.02		.78		103
43.66	3,005	1.99		1.42		1.99		1.42		133
2.13	2,693	2.02		3.57		2.02		3.57		117

.25	72,172	2.00		.56		2.00		.56		89
17.19	69,935	2.03		.57		2.01		.60		76
.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117

.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76
.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117

(10.88)	79,796	.88	*	2.15	*	.88	*	2.15	*	89

1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76
.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117

(d)	For the two months ended December 31, 2011.
(e)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Real Estate Securities), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objective

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets.

Equity securities in which the Fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. The Fund considers an issuer to be non-U.S. if its legal residence is in a country other than the United States, its securities principally trade in a non-U.S. market, or it derives a significant portion of either its revenues or pretax income from activities outside the United States.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in real estate investment trusts (“REITs”), exchange-traded notes (“ETNs”), other investment companies (including exchange-traded funds (“ETFs”)) and equity securities issued by master limited partnerships (“MLPs”). Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

60	Nuveen Investments

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invests consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

On April 30, 2013, Real Estate Securities began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Fund’s prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Asset Income and Real Estate Securities. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Effective January 1, 2014, Real Asset Income will declare dividends from its net investment income daily and pay shareholders monthly.

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Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. REIT distributions received by the Funds are generally comprised of ordinary income, long-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2013, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 85.04% and 72.54% ordinary income, 5.42% and 16.62% long-term capital gains, and 9.54% and 10.85% return of REIT capital, respectively. For the fiscal year ended December 31, 2012, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 87.89% and 75.02% ordinary income, 4.89% and 11.61% long-term capital gains, and 7.22% and 13.37% return of REIT capital, respectively.

For the fiscal years ended December 31, 2013 and December 31, 2012, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Global Infrastructure and Real Asset Income do not issue Class B Shares. Real Estate Securities will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations, which are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (excluding Global Infrastructure and Real Estate Securities), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives, that are subject to netting agreements.

62	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (NAV) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable

Nuveen Investments	63

Notes to Financial Statements (continued)

market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$612,421,083	$1,755,456	$—	$614,176,539
Real Estate Investment Trust Common Stocks	18,926,785	—	—	18,926,785
Investment Companies	1,903,234	—	—	1,903,234
Short-Term Investments:
Money Market Funds	10,928,677	—	—	10,928,677
Total	$644,179,779	$1,755,456	$—	$645,935,235
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

Real Asset Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$29,900,868	$—	$—	$29,900,868
Real Estate Investment Trust Common Stocks	25,236,711	—	—	25,236,711
Convertible Preferred Securities	2,904,842	1,024,898	—	3,929,740
$25 Par (or similar) Retail Structures	29,143,258	2,603,558	—	31,746,816
Convertible Bonds	—	3,007,550	—	3,007,550
Corporate Bonds	—	25,136,790	—	25,136,790
$1,000 Par (or similar) Institutional Structures	—	6,023,230	—	6,023,230
Common Stock Right	3,981	—	—	3,981
Investment Companies	1,343,254	—	—	1,343,254
Short-Term Investments:
Repurchase Agreements	—	4,677,177	—	4,677,177
Total	$88,532,914	$42,473,203	$—	$131,006,117
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Convertible Preferred Securities and $25 Par (or similar) Retail Structures classified as Level 2.

Real Estate Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$69,006,539	$—	$—	$69,006,539
Real Estate Investment Trust Common Stocks	3,840,884,217	—	16,136	3,840,900,353
$25 Par (or similar) Retail Structures	2,321,229	—	—	2,321,229
Convertible Bonds	—	8,856,787	—	8,856,787
Investment Companies	3,616,795	—	—	3,616,795
Investments Purchased with Collateral from Securities Lending	155,691,006	—	—	155,691,006
Total	$4,071,519,786	$8,856,787	$16,136	$4,080,392,709
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Real Estate Investment Trust Common Stocks classified as Level 3.

64	Nuveen Investments

The table below presents the transfers in and out of the three valuation levels for Real Asset Income as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$25 Par (or similar) Retail Structures	$—	$(482,565)	$482,565	$—	$—	$—
$1,000 Par (or similar) Institutional Structures	—	(1,527,833)	1,527,833	—	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	65

Notes to Financial Statements (continued)

Global Infrastructure and Real Asset Income may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objective). As of December 31, 2013, Global Infrastructure’s and Real Asset Income’s investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$61,455,171	9.4%
Hong Kong	43,234,157	6.6
France	36,135,756	5.5
Australia	35,847,501	5.5
Italy	31,081,933	4.8
United Kingdom	23,752,160	3.6
Singapore	19,545,685	3.0
New Zealand	17,113,714	2.6
Other*	116,621,642	18.0
Total	$384,787,719	59.0%
*	Includes all other countries less than $17,113,714.

Real Asset Income	Value	% of Net Assets
Country:
Australia	$8,129,859	6.1%
United Kingdom	5,523,288	4.2
Hong Kong	4,781,350	3.6
Other*	21,833,329	16.5
Total	$40,267,826	30.4%
*	Includes all other countries less than $4,781,350.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. The Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

66	Nuveen Investments

The Fund’s custodian serves as the securities lending agent for the Fund. The Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the following Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	U.S. Bank	$149,951,833	$(149,951,833)	$—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by the Fund during the fiscal year ended December 31, 2013, was as follows:

Real Estate Securities
Securities lending fees paid	$62,952

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Asset Income	State Street Bank	$4,677,177	$(4,677,177)	$—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended December 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Year Ended 12/31/13		Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,588,179	$58,082,505	3,478,174	$31,964,173
Class C	588,366	5,974,441	425,964	3,895,174
Class R3	9,318	95,677	12,464	119,239
Class I	32,076,549	322,549,055	15,769,171	145,565,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	518,746	5,293,844	252,591	2,409,930
Class C	88,078	885,185	39,983	378,359
Class R3	725	7,473	383	3,696
Class I	839,817	8,581,619	385,771	3,694,828
	39,709,778	401,469,799	20,364,501	188,030,513
Shares redeemed:
Class A	(2,951,809)	(30,304,376)	(2,553,265)	(23,453,558)
Class C	(222,964)	(2,269,796)	(223,142)	(2,020,642)
Class R3	(10,089)	(104,418)	(441)	(3,871)
Class I	(7,997,102)	(82,211,945)	(3,939,153)	(36,542,625)
	(11,181,964)	(114,890,535)	(6,716,001)	(62,020,696)
Net increase (decrease)	28,527,814	$286,579,264	13,648,500	$126,009,817

	Real Asset Income
	Year Ended 12/31/13		Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,431,065	$56,055,103	502,277	$10,954,370
Class C	989,023	22,751,237	196,333	4,342,140
Class R3	N/A	N/A	—	—
Class I	2,674,471	61,810,490	726,485	15,701,933
Shares issued to shareholders due to reinvestment of distributions:
Class A	138,474	3,082,882	20,720	457,333
Class C	53,642	1,190,666	5,423	119,973
Class R3	N/A	N/A	28	602
Class I	151,998	3,393,455	65,588	1,444,332
	6,438,673	148,283,833	1,516,854	33,020,683
Shares redeemed:
Class A	(800,797)	(18,021,111)	(60,047)	(1,334,633)
Class C	(123,929)	(2,805,802)	(3,063)	(64,284)
Class R3	N/A	N/A	(2,555)	(53,023)
Class I	(1,388,622)	(31,981,460)	(62,790)	(1,389,496)
	(2,313,348)	(52,808,373)	(128,455)	(2,841,436)
Net increase (decrease)	4,125,325	$95,475,460	1,388,399	$30,179,247

N/A – Real Asset Income does not offer Class R3 Shares. After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

68	Nuveen Investments

	Real Estate Securities
	Year Ended 12/31/13		Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,757,954	$170,369,837	8,467,179	$174,797,170
Class B – exchanges	872	19,723	2,409	50,036
Class C	1,013,600	21,965,292	659,491	13,576,842
Class R3	991,198	22,034,952	1,313,731	27,304,524
Class R6(1)	3,419,556	74,250,553	—	—
Class R6(1) – exchange of Class I Shares	973,923	23,432,591	—	—
Class I	59,285,439	1,315,839,674	59,538,575	1,250,543,333
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,758,391	54,751,181	1,813,351	37,580,459
Class B	6,006	115,283	4,063	82,016
Class C	215,600	4,145,216	109,808	2,221,592
Class R3	252,051	5,063,989	167,407	3,510,633
Class R6(1)	206,976	4,087,394	—	—
Class I	9,806,899	197,096,861	5,494,261	115,226,777
	86,688,465	1,893,172,546	77,570,275	1,624,893,382
Shares redeemed:
Class A	(13,565,549)	(295,538,106)	(13,093,291)	(269,917,042)
Class B	(34,477)	(720,628)	(33,103)	(674,461)
Class C	(834,178)	(17,485,554)	(606,332)	(12,281,609)
Class R3	(1,656,763)	(36,613,220)	(1,375,299)	(28,727,546)
Class R6(1)	(553,374)	(12,003,650)	—	—
Class I	(61,623,386)	(1,342,510,347)	(34,038,553)	(711,709,303)
Class I – exchange to Class R6(1) Shares	(973,923)	(23,432,591)	—	—
	(79,241,650)	(1,728,304,096)	(49,146,578)	(1,023,309,961)
Net increase (decrease)	7,446,815	$164,868,450	28,423,697	$601,583,421

(1) – Class R6 Shares were established and commenced operations on April 30, 2013.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended December 31, 2013 and fiscal year ended December 31, 2012, were as follows:

Fund	Year Ended 12/31/13	Year Ended 12/31/12
Real Estate Securities	—	30,196

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the fiscal year ended December 31, 2013, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$1,143,452,133	$223,166,460	$3,908,122,699
Sales and maturities	892,794,039	135,323,384	3,978,279,260

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	69

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$589,828,468	$134,220,944	$3,511,345,985
Gross unrealized:
Appreciation	$68,717,340	$3,074,102	$673,628,853
Depreciation	(12,610,573)	(6,288,929)	(104,582,129)
Net unrealized appreciation (depreciation) of investments	$56,106,767	$(3,214,827)	$569,046,724

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, investments in partnerships, foreign currency reclassifications, investments in passive foreign investment companies, complex securities character adjustments, return of capital distributions and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2013, the Funds’ tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$82,639	$(7,809)	$(27,125,473)
Undistributed (Over-distribution of) net investment income	(100,749)	295,049	44,651,348
Accumulated net realized gain (loss)	18,110	(287,240)	(17,525,875)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds’ tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$8,933,670	$96,767	$—
Undistributed net long-term capital gains	2,206,442	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$34,609,305	$7,909,220	$149,471,076
Distributions from net long-term capital gains[2]	3,608,099	394,016	186,148,844
Return of capital	—	—	27,186,136

2012	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$13,134,374	$2,214,236	$156,884,100
Distributions from net long-term capital gains	—	30,517	53,025,444
Return of capital	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2013.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Post-October capital losses[3]	$—	$111,764	$2,297,862
Late-year ordinary losses[4]	345,926	—	1,420,244
[3]	Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds’ tax year end.
[4]	Specified losses incurred from November 1, 2013 through December 31, 2013.

70	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.6000%	.7000%
For the next $125 million	.7375	.5875	.6875
For the next $250 million	.7250	.5750	.6750
For the next $500 million	.7125	.5625	.6625
For the next $1 billion	.7000	.5500	.6500
For net assets over $2 billion	.6750	.5250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1752%
Real Asset Income	.1686
Real Estate Securities	.1869

The Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of shares of Global Infrastructure and Real Asset Income, respectively.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent

Nuveen Investments	71

Notes to Financial Statements (continued)

directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended December 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$244,333	$306,796	$350,123
Paid to financial intermediaries (Unaudited)	217,010	271,703	310,601

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended December 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$68,580	$225,211	$224,309

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended December 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$44,153	$128,529	$207,728

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended December 31, 2013, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$357	$13,645	$22,663

8. Borrowing Arrangements

The Funds have an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances bear interest at a variable rate. On December 31, 2013, Global Infrastructure and Real Estate Securities utilized the Unsecured Credit Line at an annualized interest rate of 1.30% on their respective outstanding balances.

Outstanding balances are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest incurred on the outstanding balances is recognized as a component of “Other expenses” on the Statement of Operations.

9. Subsequent Events

During January 2014, a request was made by one shareholder of Global Infrastructure to redeem 15,012,475 shares of Class I for $154,668,334. This equated to approximately 26% of the Fund during the redemption period.

72	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI 53202

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Nuveen Global Infrastructure Fund	Nuveen Real Asset Income Fund	Nuveen Real Estate Securities Fund
% QDI	40.00%	0.00%	0.00%
% DRD	14.00%	0.00%	0.00%

Foreign Taxes: Nuveen Global Infrastructure Fund paid qualifying foreign taxes of $962,685 and earned $9,055,573 foreign source income during the calendar year ended December 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.02 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the calendar year ended December 31, 2013. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch U.S. Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch REIT Preferred Stock Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

74	Nuveen Investments

Real Asset Income Blend: A custom index comprised of a weighting of 33% Standard & Poor’s (S&P) Global Infrastructure Index, 12% BofA Merrill Lynch U.S. Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA Merrill Lynch REIT Preferred Stock Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	75

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

76	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Advisor’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds (including the Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds (including the Real Asset Income Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Real Estate Securities Fund and the Global Infrastructure Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Real Asset Income Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; they observed, however, that such Fund outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various

78	Nuveen Investments

factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global Infrastructure Fund and the Real Asset Income Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages. In addition, they noted that the Real Estate Securities Fund had a slightly higher net management fee than its peer average, but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

80	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Directors and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at twelve. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206

82	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Director	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

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Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	132
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206

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Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Each director serves an indefinite term until his/her successor is elected.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

86	Nuveen Investments

Notes

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FREGIF-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended December 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	39,784	0	25,516	0
Nuveen Real Estate Securities Fund	56,440	0	8,679	0
Nuveen Real Asset Income Fund	38,040	0	4,794	0

Total	$134,264	$0	$38,989	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	36,489	0	22,437	0
Nuveen Real Estate Securities Fund	50,868	0	1,000	0
Nuveen Real Asset Income Fund	35,659	0	0	0

Total	$123,016	$0	$23,437	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended December 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	25,516	0	0	25,516
Nuveen Real Estate Securities Fund	8,679	0	0	8,679
Nuveen Real Asset Income Fund	4,794	0	0	4,794

Total	$38,989	$0	$0	$38,989

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	22,437	0	0	22,437
Nuveen Real Estate Securities Fund	1,000	0	0	1,000
Nuveen Real Asset Income Fund	0	0	0	0

Total	$23,437	$0	$0	$23,437

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2014